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                                                                    EXHIBIT 10.3

This Fourth Amendment, dated as of March 26, 2001 (this "Fourth Amendment"), is entered into by and among WPS Receivables Corporation, as Transferor, WestPoint Stevens Inc., as initial Servicer, Blue Ridge Asset Funding Corporation, as Transferee and Wachovia Bank, N.A., as Administrator. Capitalized terms used herein without definition have the meanings ascribed to such terms in the Agreement.

         WHEREAS, Transferor, Servicer, Transferee and Administrator entered into that certain Asset Interest Transfer Agreement dated as of December 18, 1998 (as amended, the "Agreement"); and

         WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

         NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

1. Clause (a) of Section 3.01 of the Agreement is hereby amended as follows:

                  "(a) Monthly Report. Servicer shall deliver to the Administrator, on Transferee's behalf, on the 15th day of each month (or if such day is not a Business Day, the next succeeding Business Day thereafter) (each a "Reporting Date")), a Monthly Report; provided, however, that the Administrator reserves the right to require, with at least 30 days advance notice, the Servicer to deliver Monthly Reports on a more frequent basis (but in no event more frequently than weekly) and, upon the Administrator's request, each such Monthly Report shall be accompanied by an electronic file in a form satisfactory to the Administrator."


2. Clause (f) of Section 10.01 of the Agreement is hereby amended as follows:

                  "(f) The Dilution Ratio at any Cut-Off Date exceeds 3.75%;"

3. The definition of "Dilution Factor" is hereby added to Appendix A to the Agreement as follows:

                  ""Dilution Factor" means (x) on and after the date on which the Administrator has delivered written notice to the Servicer that the Dilution Factor shall be determined in accordance with this clause (x), an amount (expressed as a percentage) equal to either (i) the product of the Dilution Horizon Ratio multiplied by the Adjusted Dilution Ratio or (ii) an amount otherwise mutually agreed to by the parties hereto, or (y) prior to the date such notice is delivered, 0%.

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4.       The definition of "Dilution Ratio" contained in Appendix A to the
         Agreement is hereby amended and restated in its entirety as follows:

                  ""Dilution Ratio" means, as of any date of determination, an amount (expressed as a percentage) equal to a fraction, the numerator of which is the total amount of Dilution which occurred during the most recently ending Settlement Period, and the denominator of which is the aggregate amount of sales of the Originators during the Settlement Period occurring three months prior to the most recently ended Settlement Period."

5. The definition of "Dilution Reserve" contained in Appendix A to the Agreement is hereby amended and restated in its entirety as follows:

                  ""Dilution Reserve" means, as of any date of determination, an amount (expressed as a percentage) equal to the product of
                  (i) (x) 2.00 multiplied by, the Adjusted Dilution Ratio, plus
                  (y) the Dilution Volatility Component, multiplied by, (ii) the Dilution Horizon Ratio.

6. The definition of "Required Reserve Factor" contained in Appendix A to the Agreement is hereby amended and restated in its entirety as follows:

                  ""Required Reserve Factor" means, as of any date of determination, an amount equal to the greater of (i) 15% plus the Dilution Factor and (ii) the sum of (a) the Loss Reserve,
                  (b) the Dilution Reserve, (c) the Yield Reserve and (d) the Servicing Reserve."


7. The definition of "Scheduled Maturity Date" contained in Appendix A to the Agreement is hereby amended and restated in its entirety as follows:

                  ""Scheduled Maturity Date" means January 15, 2002, as extended pursuant to Section 1.06."

Except as expressly modified hereby, all terms and conditions of the Agreement remain in full force and effect. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

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                  IN WITNESS WHEREOF, the parties have caused this Fourth
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                WPS RECEIVABLES CORPORATION, as
                                     Transferor


                                By:  /s/ Nelson Griffith
                                     -------------------------------------------
                                     Name: Nelson Griffith
                                     Title: President


                                WESTPOINT STEVENS INC., as initial
                                     Servicer


                                By:  /s/ Nelson Griffith
                                     -------------------------------------------
                                     Name: Nelson Griffith
                                     Title: Senior Vice President & Controller


                                BLUE RIDGE ASSET FUNDING
                                     CORPORATION,
                                     as Transferee


                                By: Wachovia Bank, N.A., Attorney-in-Fact


                                    By: /s/ Elizabeth R. Wagner
                                        ----------------------------------------
                                        Name: Elizabeth R. Wagner
                                        Title: Senior Vice President


                                WACHOVIA BANK, N.A., as Administrator


                                By: /s/ Elizabeth R. Wagner
                                    --------------------------------------------
                                    Name: Elizabeth R. Wagner
                                    Title: Senior Vice President